AXPSM
                                                                    Equity Value
                                                                            Fund

                                                          2000 SEMIANNUAL REPORT
American
 Express
Funds
(icon of) magnifying glass

AXP Equity Value Fund seeks to provide shareholders with growth of capital and income.


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Stocks for the Bargain-hunter
Just like almost everything else, prices of companies that are believed to be sound sometimes are reduced. That is, for any of a variety of reasons, they fall out of favor with investors and their stock prices decline. These so-called "value" stocks represent a classic opportunity to buy low in the market, which is what AXP Equity Value Fund seeks to do. Should investors rediscover the potential of such companies, the stocks may well recover and benefit shareholders accordingly.

CONTENTS
From the Chairman                         3
From the Portfolio Manager                3
Fund Facts                                5
The 10 Largest Holdings                   6
Financial Statements                      7
Notes to Financial Statements            10
Investments in Securities                18

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman
The financial markets have always had their ups and downs, but in recent months volatility has become more frequent and intense. While no one can say with certainty what the markets will do, American Express Financial Corporation, the Fund's investment manager, expects economic growth to continue, accompanied by a modest rise in long-term interest rates. But no matter what transpires, this is a great time to take a close look at your goals and investments. We encourage you to:

o Consult a professional investment advisor who can help you cut through mountains of data.
o Set financial goals that extend beyond those achievable through retirement plans of your employer.
o  Learn as much as you can about your current investments.

The portfolio manager's letter that follows provides a review of the Fund's investment strategies and performance. The semiannual report contains other valuable information as well. The Fund's prospectus describes its investment objectives and how it intends to achieve those objectives. As experienced investors know, information is vital to making good investment decisions.

So, take a moment and decide again whether the Fund's investment objectives and management style fit with your other investments to help you reach your financial goals. And make it a practice on a regular basis to assess your investment options. On behalf of the Board,

Arne H. Carlson

(picture of) Keith Tufte
Keith Tufte
Portfolio manager

From the Portfolio Manager
In a turbulent six months for the stock market, value stocks held up relatively well, allowing AXP Equity Value Fund to post a positive result. For the first half of the fiscal year -- April through September 2000 -- the Fund's Class A shares generated a total return (excluding the sales charge) of 0.54%.

The stock market was struggling when the period began, as higher interest rates and concerns about the strength of future corporate profits, particularly for technology-related companies, dampened investors' spirits. The result was two down months for the market and the Fund. The Fund's decline was only about half that of the market, though, thanks to its comparatively small exposure to technology stocks.

SUMMER WARM-UP
Summer brought a renewed feeling of optimism to the market, and the market and the Fund responded in good fashion. By the end of August, both were in positive territory. The period ended on a down note for the market, as profit worries resurfaced and drove down prices in September. Again, the Fund fared better, as it essentially held its ground during the month.

The primary reason for the Fund's relative success in the period was its fundamental focus on value stocks as opposed to growth stocks, which were especially volatile. That focus led to a greater emphasis on financial services, including bank and insurance stocks; energy, primarily oil-related stocks; and utilities, including electric and natural gas stocks. Those sectors were generally good performers, as they attracted interest from investors who were looking for lower investment risk in a highly uncertain market environment.

Upon becoming the Fund's interim manager in May, I made only a few modest changes to the portfolio. I trimmed holdings in telecommunications, which was a poor-performing sector, and increased investments in financial services, which enjoyed overall good results.

Although my tenure as manager will be brief (a permanent manager will likely be named before the end of 2000), I'm encouraged that a greater variety of stocks have participated in the market's upturns in recent months. This "broadening out" of the market has worked in the Fund's favor and, I believe, could signal further improvement in the second half of the fiscal year.

Keith Tufte

(Note to shareholders: On Nov. 6, 2000, Warren Spitz became portfolio manager of AXP Equity Value Fund. His 17 years of investment experience includes positions as a research analyst and a portfolio manager.)

Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 2000                                                      $10.97
March 31, 2000                                                      $10.95
Increase                                                            $ 0.02

Distributions -- April 1, 2000 - Sept. 30, 2000
From income                                                         $ 0.04
From capital gains                                                  $  --
Total distributions                                                 $ 0.04
Total return**                                                      +0.54%

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 2000                                                      $10.96
March 31, 2000                                                      $10.94
Increase                                                            $ 0.02

Distributions -- April 1, 2000 - Sept. 30, 2000
From income                                                         $  --
From capital gains                                                  $  --
Total distributions                                                 $  --
Total return**                                                      +0.21%

Class C -- June 26, 2000* - Sept. 30, 2000
(All figures per share)

Net asset value (NAV)
Sept. 30, 2000                                                      $10.95
June 26, 2000*                                                      $10.37
Increase                                                            $ 0.58

Distributions -- June 26, 2000* - Sept. 30, 2000
From income                                                         $ 0.01
From capital gains                                                  $  --
Total distributions                                                 $ 0.01
Total return**                                                      +5.69%***

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 2000                                                      $10.99
March 31, 2000                                                      $10.96
Increase                                                            $ 0.03

Distributions -- April 1, 2000 - Sept. 30, 2000
From income                                                         $ 0.05
From capital gains                                                  $  --
Total distributions                                                 $ 0.05
Total return**                                                      +0.70%

   * Inception date.
  ** The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.
 *** The total return for Class C is not annualized.

The 10 Largest Holdings
                                      Percent              Value
                                  (of net assets)  (as of Sept. 30, 2000)
Citigroup                              3.98%            $83,256,249
Exxon Mobil                            3.87              81,032,984
American Intl Group                    3.74              78,224,531
Stilwell Financial                     2.77              57,924,600
Wells Fargo                            2.67              55,938,093
Chevron                                2.67              55,838,750
Bank of America                        2.66              55,685,100
Providian Financial                    2.56              53,581,300
Morgan Stanley, Dean Witter,
   Discover & Co                       2.27              47,547,500
Marsh & McLennan                       1.97              41,205,600
For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart
The 10 holdings listed here make up 29.16% of net assets

Financial Statements

Statement of assets and liabilities
AXP Equity Value Fund

Sept. 30, 2000 (Unaudited)

Assets
Investments in securities, at value (Note 1)
     (identified cost $1,853,087,257)                             $2,097,892,521
Dividends and accrued interest receivable                              1,839,271
U.S. government securities held as collateral (Note 4)                 2,200,630
                                                                       ---------
Total assets                                                       2,101,932,422
                                                                   -------------

Liabilities
Disbursements in excess of cash on demand deposit                        164,647
Payable upon return of securities loaned (Note 4)                      7,375,630
Accrued investment management services fee                                28,030
Accrued distribution fee                                                  35,372
Accrued service fee                                                            3
Accrued transfer agency fee                                                9,319
Accrued administrative services fee                                        1,887
Other accrued expenses                                                    91,648
                                                                          ------
Total liabilities                                                      7,706,536
                                                                       ---------
Net assets applicable to outstanding capital stock                $2,094,225,886
                                                                  ==============

Represented by
Capital stock-- $.01 par value (Note 1)                           $    1,909,590
Additional paid-in capital                                         1,816,860,349
Undistributed net investment income                                    1,311,110
Accumulated net realized gain (loss)                                  29,339,933
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities
     in foreign currencies                                           244,804,904
                                                                     -----------
Total -- representing net assets applicable to outstanding
     capital stock                                                $2,094,225,886
                                                                  ==============
Net assets applicable to outstanding shares:
                                    Class A                       $1,038,273,619
                                    Class B                       $1,054,834,526
                                    Class C                       $       67,997
                                    Class Y                       $    1,049,744
Net asset value per share of outstanding capital stock:
                                    Class A shares    94,626,607  $        10.97
                                    Class B shares    96,230,596  $        10.96
                                    Class C shares         6,207  $        10.95
                                    Class Y shares        95,555  $        10.99
See accompanying notes to financial statements.

Statement of operations

AXP Equity Value Fund

Six months ended Sept. 30, 2000 (Unaudited)

Investment income
Income:
Dividends                                                          $ 16,714,957
Interest                                                              1,639,253
     Less foreign taxes withheld                                        (83,498)
                                                                        -------
Total income                                                         18,270,712
                                                                     ----------

Expenses (Note 2):
Investment management services fee                                    5,124,631
Distribution fee
     Class A                                                          1,199,141
     Class B                                                          6,178,901
     Class C                                                                 80
Transfer agency fee                                                   1,543,214
Incremental transfer agency fee
     Class A                                                             81,267
     Class B                                                            150,073
     Class C                                                                  6
Service fee - Class Y                                                       531
Administrative services fees and expenses                               373,741
Compensation of board members                                             6,661
Custodian fees                                                           79,673
Printing and postage                                                    132,303
Registration fees                                                        63,109
Audit fees                                                               11,500
Other                                                                     8,032
                                                                          -----
Total expenses                                                       14,952,863
     Earnings credits on cash balances (Note 2)                        (114,284)
                                                                       ---------
Total net expenses                                                   14,838,579
                                                                     ----------
Investment income (loss)-- net                                        3,432,133
                                                                      ---------

Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
     Security transactions (Note 3)                                  15,354,105
     Foreign currency transactions                                       81,763
                                                                         ------
Net realized gain (loss) on investments                              15,435,868
Net change in unrealized appreciation (depreciation)
     on investments and on translation of assets and liabilities
     in foreign currencies                                          (15,073,099)
                                                                    ------------
Net gain (loss) on investments and foreign currencies                   362,769
Net increase (decrease) in net assets resulting from operations     $ 3,794,902
                                                                   =============
See accompanying notes to financial statements.

Statements of changes in net assets

AXP Equity Value Fund

                                                 Sept. 30, 2000   March 31, 2000
                                               Six months ended       Year ended
                                                    (Unaudited)
 Operations and distributions
Investment income (loss)-- net                  $    3,432,133   $   10,747,990
Net realized gain (loss) on investments             15,435,868      149,017,542
Net change in unrealized appreciation
     (depreciation) on investments and on
     translation of assets and
     liabilities in foreign currencies             (15,073,099)      (7,900,655)
                                                   -----------       ----------
Net increase (decrease) in net assets
     resulting from operations                       3,794,902      151,864,877
                                                     ---------      -----------
Distributions to shareholders from:
   Net investment income
         Class A                                    (3,286,882)      (7,352,892)
         Class B                                      (325,386)      (2,006,647)
         Class C                                           (63)              --
         Class Y                                        (4,601)         (10,040)
     Net realized gain
         Class A                                             --     (88,441,283)
         Class B                                             --    (130,770,861)
         Class Y                                             --         (91,455)
                                                                        -------

Total distributions                                 (3,616,932)    (228,673,178)
                                                    ----------     ------------


Capital share transactions (Note 5)
Proceeds from sales
     Class A shares (Note 2)                       228,261,800      237,018,566
     Class B shares                                 34,867,846      129,732,029
     Class C shares                                     67,312               --
     Class Y shares                                  1,148,761        1,928,468
Reinvestment of distributions at net asset value
     Class A shares                                  3,185,201       92,999,500
     Class B shares                                    320,929      131,415,985
     Class C shares                                         63               --
     Class Y shares                                      4,601          101,495
Payments for redemptions
     Class A shares                               (159,248,327)    (237,597,022)
     Class B shares (Note 2)                      (390,059,391)    (470,361,360)
     Class Y shares                                 (1,110,073)      (1,986,622)
                                                    ----------       ----------
Increase (decrease) in net assets from capital
     share transactions                           (282,561,278)    (116,748,961)
                                                  ------------     ------------
Total increase (decrease) in net assets           (282,383,308)    (193,557,262)
Net assets at beginning of period                2,376,609,194    2,570,166,456
                                                 -------------    -------------
Net assets at end of period                     $2,094,225,886   $2,376,609,194
                                                ==============   ==============
Undistributed net investment income             $    1,311,110   $    1,495,909
                                                --------------   --------------
See accompanying notes to financial statements.

Notes to Financial Statements

AXP Equity Value Fund

(Unaudited as to Sept. 30, 2000)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests in equity securities that provide income, offer the opportunity for long-term capital appreciation, or both.

Class C shares were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 190 shares of capital stock, which represented the initial capital in Class C at $10.54 per share.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares, are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.53% to 0.4% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Equity Value Fund to the Lipper Large-Cap Value Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $306,769 for the period.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00

o  Class B $20.00

o  Class C $19.50

o  Class Y $17.00

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund's Class Y shares pay a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets.

Sales charges received by the Distributor for distributing Fund shares were $1,129,312 for Class A and $787,064 for Class B for the six months ended Sept. 30, 2000.

During the six months ended Sept. 30, 2000, the Fund's custodian and transfer agency fees were reduced by $114,284 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $592,603,591 and $766,481,182, respectively, for the six months ended Sept. 30, 2000. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $9,909 for the six months ended Sept. 30, 2000.

4. LENDING OF PORTFOLIO  SECURITIES
As of Sept. 30, 2000, securities valued at $6,784,375 were on loan to brokers. For collateral, the Fund received $5,175,000 in cash and U.S. government securities valued at $2,200,630. Income from securities lending amounted to $103,217 for the six months ended Sept. 30, 2000. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated
are as follows:
                                              Six months ended Sept. 30, 2000
                                     Class A       Class B   Class C*   Class Y
Sold                                21,265,607    3,239,002    6,201    106,145
Issued for reinvested distributions    300,873       30,784        6        435
Redeemed                           (14,738,410) (36,298,916)      --   (102,778)
                                   ---------------------------------------------
Net increase (decrease)              6,828,070  (33,029,130)   6,207      3,802
                                     ------------------------------------------
* Inception date was June 26, 2000.

                                                 Year ended March 31, 2000
                                     Class A       Class B   Class C    Class Y
Sold                                20,279,203   11,360,082     N/A     172,598
Issued for reinvested distributions  8,671,128   12,276,089     N/A       9,439
Redeemed                           (21,218,563) (41,190,787)    N/A    (178,621)
                                   ---------------------------------------------
Net increase (decrease)              7,731,768  (17,554,616)    N/A       3,416
                                     ------------------------------------------

6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended Sept. 30, 2000.

7. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Fiscal period ended March 31,

Per share income and capital changesa
                                                         Class A
                                         2000b     2000    1999    1998    1997
Net asset value, beginning of period     $10.95  $11.32  $12.85  $11.62  $11.06
Income from investment operations:
Net investment income (loss)                .04     .10     .17     .32     .29
Net gains (losses)
    (both realized and unrealized)          .02     .65    (.08)   3.30    1.70
Total from investment operations            .06     .75     .09    3.62    1.99
Less distributions:
Dividends from net investment income      (.04)   (.09)    (.17)   (.30)   (.31)
Distributions from realized gains            --  (1.03)   (1.45)  (2.09)  (1.12)
Total distributions                       (.04)  (1.12)   (1.62)  (2.39)  (1.43)
Net asset value, end of period           $10.97  $10.95  $11.32  $12.85  $11.62

Ratios/supplemental data
Net assets, end of period (in millions) $1,038 $961 $906 $835 $426 Ratio of expenses to average
    daily net assetsc                      .94%d   .92%    .87%    .85%    .89%
Ratio of net investment income (loss)
to average daily net assets                .74%d   .88%   1.39%   2.43%   2.60%
Portfolio turnover rate
(excluding short-term securities)           28%     59%    106%     95%     60%
Total returne                              .54%   6.87%   1.31%  33.62%  18.45%

a For a share outstanding  throughout the period. Rounded to the nearest cent.
b Six months ended Sept. 30, 2000  (Unaudited).
c Expense  ratio is based on total  expenses  of the Fund  before  reduction  of earnings credits on cash balances.
d Adjusted to an annual basis. e Total return does not reflect payment of a sales charge.

Fiscal period ended March 31,
Per share income and capital changesa
                                                          Class B
                                           2000b    2000    1999    1998   1997
Net asset value, beginning of period     $10.94   $11.33  $12.85  $11.63 $11.07
Income from investment operations:
Net investment income (loss)                 --      .02     .07     .21    .21
Net gains (losses) (both realized
    and unrealized)                         .02      .63   (.06)    3.30   1.69
Total from investment operations            .02      .65     .01    3.51   1.90
Less distributions:
Dividends from net investment income         --     (.01)   (.08)   (.20)  (.22)
Distributions from realized gains            --    (1.03)  (1.45)  (2.09) (1.12)
Total distributions                          --    (1.04)  (1.53)  (2.29) (1.34)
Net asset value, end of period           $10.96   $10.94  $11.33  $12.85 $11.63
Ratios/supplemental data
Net assets, end of period (in millions)  $1,055   $1,414  $1,663  $1,922 $1,509
Ratio of expenses to average daily
    net assetsc                           1.68%d   1.67%   1.62%   1.61%  1.64%
Ratio of net investment income (loss)
to average daily net assets              (.02)%d    .13%    .65%   1.69%  1.83%
Portfolio turnover rate
(excluding short-term securities)           28%      59%    106%     95%    60%
Total returne                              .21%    6.03%    .54%  32.61% 17.55%

a For a share outstanding throughout the period. Rounded to the nearest cent.
b Six months ended Sept. 30, 2000 (Unaudited).
c Expense  ratio is based on total  expenses  of the Fund  before  reduction  of earnings credits on cash balances.
d Adjusted to an annual basis.
e Total return does not reflect payment of a sales charge.

Fiscal period ended March 31,
 Per share income and capital changesa
                                                              Class C
                                                                 2000b
Net asset value, beginning of period                           $10.37
Income from investment operations:
Net investment income (loss)                                      .01
Net gains (losses) (both realized and unrealized)                 .58
Total from investment operations                                  .59
Less distributions:
Dividends from net investment income                             (.01)
Distributions from realized gains                                  --
Total distributions                                              (.01)
Net asset value, end of period                                 $10.95
Ratios/supplemental data
Net assets, end of period (in millions)                           $--
Ratio of expenses to average daily net assetsc                  1.68%d
Ratio of net investment income (loss)
to average daily net assets                                     (.35%)d
Portfolio turnover rate
(excluding short-term securities)                                 28%
Total returne                                                   5.69%

a For a share outstanding  throughout the period. Rounded to the nearest cent.
b Inception date was June 26, 2000 (Unaudited).
c Expense  ratio is based on total  expenses  of the Fund  before  reduction  of earnings credits on cash balances.
d Adjusted to an annual basis.
e Total return does not reflect  payment of a sales charge.

Fiscal period ended March 31,
 Per share income and capital changesa
                                                        Class Y
                                        2000b    2000     1999     1998    1997
Net asset value, beginning of period   $10.96  $11.34   $12.87   $11.64  $11.07
Income from investment operations:
Net investment income (loss)              .05     .12      .18      .34     .32
Net gains (losses) (both realized
    and unrealized)                       .03     .63    (.08)     3.29    1.70
Total from investment operations          .08     .75      .10     3.63    2.02
Less distributions:
Dividends from net investment income    (.05)   (.10)    (.18)    (.31)    (.33)
Distributions from realized gains          --  (1.03)   (1.45)   (2.09)   (1.12)
Total distributions                     (.05)  (1.13)   (1.63)   (2.40)   (1.45)
Net asset value, end of period        $10.99  $10.96   $11.34   $12.87   $11.64
Ratios/supplemental data
Net assets, end of period (in millions)   $1      $1       $1       $1      $--
Ratio of expenses to average daily
    net assetsc                         .76%d   .77%     .78%     .76%     .71%
Ratio of net investment income
    (loss) to average
daily net assets                         .88%d  1.02%    1.49%    2.10%   2.78%
Portfolio turnover rate
(excluding short-term securities)         28%     59%     106%      95%     60%
Total returne                            .70%   6.91%    1.40%   33.76%  18.67%

a For a share outstanding  throughout the period. Rounded to the nearest cent.
b Six months ended Sept. 30, 2000 (Unaudited).
c Expense  ratio is based on total  expenses  of the Fund  before  reduction  of earnings credits on cash balances.
d Adjusted to an annual basis.
e Total return does not reflect  payment of a sales charge.

Investments in Securities
AXP Equity Value Fund
Sept. 30, 2000 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (99.1%)
Issuer                                         Shares          Value(a)
Aerospace & defense (1.4%)
Boeing                                        450,000       $28,350,000

Airlines (0.7%)
AMR                                           451,000(b)     14,742,063

Automotive & related (2.5%)
Delphi Automotive Systems                   1,186,623        17,947,673
Ford Motor                                    646,824        16,372,733
TRW                                           457,800        18,598,124
Total                                                        52,918,530

Banks and savings & loans (11.0%)
Bank of America                             1,063,200        55,685,100
Bank of New York                              710,000        39,804,375
FleetBoston Financial                       1,015,100        39,588,900
Mellon Financial                              845,000        39,186,875
Wells Fargo                                 1,217,700        55,938,093
Total                                                       230,203,343

Beverages & tobacco (2.5%)
Anheuser-Busch                                590,000        24,964,375
Philip Morris                                 930,000        27,376,875
Total                                                        52,341,250

Building materials & construction (0.7%)
Martin Marietta Materials                     400,000        15,312,000

Chemicals (2.2%)
Air Products & Chemicals                      630,500        22,698,000
Dow Chemical                                  261,900         6,531,131
Du Pont (EI) de Nemours                       402,500        16,678,594
Total                                                        45,907,725

Communications equipment & services (1.1%)
Motorola                                      785,700        22,196,025

Computers & office equipment (4.4%)
Compaq Computer                               500,000        13,790,000
Electronic Data Systems                       204,000         8,466,000
Equant ADR                                    153,700(b,c)    5,638,869
First Data                                    290,000        11,328,125
Hewlett-Packard                               102,000         9,894,000
Intl Business Machines                        180,000        20,250,000
Solectron                                     510,000(b)     23,523,750
Total                                                        92,890,744

Electronics (0.7%)
Natl Semiconductor                            169,300(b)      6,814,325
Texas Instruments                             160,000         7,550,000
Total                                                        14,364,325

Energy (9.3%)
Chevron                                       655,000        55,838,750
Conoco Cl B                                 1,060,000        28,553,750
Exxon Mobil                                   909,206        81,032,984
Tosco                                         930,000        29,004,375
Total                                                       194,429,859

Energy equipment & services (0.7%)
Halliburton                                   310,000        15,170,625

Financial services (12.8%)
Capital One Financial                         565,000        39,585,313
Citigroup                                   1,540,000        83,256,249
Fannie Mae                                    235,000        16,802,500
Lehman Brothers Holdings                      180,000        26,595,000

Morgan Stanley, Dean Witter,
Discover & Co                                 520,000        47,547,500
Providian Financial                           421,900        53,581,300
Total                                                       267,367,862

Food (2.6%)
General Mills                                 745,100        26,451,050
Hershey Foods                                 510,000        27,603,750
Total                                                        54,054,800

Health care (7.2%)
American Home Products                        400,000        22,625,000
Baxter Intl                                   308,400        24,614,175
Bristol-Myers Squibb                          370,000        21,136,250
Guidant                                       466,200(b)     32,954,512
Pharmacia                                     415,000        24,977,813
Watson Pharmaceuticals                        371,000(b)     24,068,625
Total                                                       150,376,375

Household products (2.0%)
Colgate-Palmolive                             434,700        20,517,840
Kimberly-Clark                                390,000        21,766,875
Total                                                        42,284,715

Industrial equipment & services (2.2%)
Illinois Tool Works                           470,400        26,283,600
Parker-Hannifin                               590,000        19,912,500
Total                                                        46,196,100

Insurance (5.7%)
American Intl Group                           817,500        78,224,531
Marsh & McLennan                              310,400        41,205,600
Total                                                       119,430,131

Leisure time & entertainment (1.6%)
Disney (Walt)                                 465,000        17,786,250
Viacom Cl B                                   255,000(b)     14,917,500
Total                                                        32,703,750

Media (0.1%)
Adelphia Communications Cl A                  97,000(b)       2,673,563

Miscellaneous (2.8%)
Stilwell Financial                          1,331,600(b)     57,924,600

Multi-industry conglomerates (1.9%)
Minnesota Mining & Mfg                        150,300        13,696,088
Tyco Intl                                     496,000(c)     25,730,000
Total                                                        39,426,088

Paper & packaging (0.8%)
Intl Paper                                    552,900        15,861,319

Real estate investment trust (0.5%)
Pinnacle Holdings                             416,400(b)     11,086,650

Retail (6.2%)
Best Buy                                      345,000(b)     21,950,625
Costco Wholesale                              533,300(b)     18,632,169
Gap                                           671,650        13,516,956
Kroger                                      1,005,000(b)     22,675,313
Safeway                                       570,000(b)     26,611,875
TJX Companies                               1,210,000        27,225,000
Total                                                       130,611,938

Transportation (0.6%)
Burlington Northern Santa Fe                  625,000        13,476,563

Utilities -- electric (3.5%)
Dominion Resources                            325,000        18,870,313
Duke Energy                                   365,000        31,298,750
PPL                                           122,000         5,093,500
Reliant Energy                                410,000        19,065,000
Total                                                        74,327,563

Utilities -- gas (1.9%)
Coastal                                       354,600        26,284,725
Dynegy Cl A                                   240,000        13,680,000
Total                                                        39,964,725

Utilities -- telephone (9.5%)
ALLTEL                                        106,700         5,568,406
AT&T                                          940,000        27,612,500
AT&T - Liberty Media Group Cl A               870,000(b)     15,660,000
AT&T Wireless Group                           645,000(b,e)   13,464,375
BellSouth                                     892,400        35,919,099
Intermedia Communications                      12,226(b)        360,667
NTT DoCoMo                                        360(c)     10,327,596
SBC Communications                            389,860        19,493,000
Sprint (PCS Group)                            120,000(b)      4,207,500
Telefonica de Espana ADR                       73,700(b,c)    4,380,544
Telefonos de Mexico ADR Cl L                   80,000(c)      4,255,000
Verizon                                       730,000        35,359,375
WorldCom                                      735,000(b)     22,325,625
Total                                                       198,933,687

Total common stocks
(Cost: $1,822,487,784)                                   $2,075,526,918

Preferred stocks (0.7%)
Issuer                                         Shares          Value(a)
Cox Communications
   7.00% Cm Cv PRIDES                         127,800(f)     $6,837,300
Global Crossing
   6.38% (U.S. Dollar) Cm Cv                   20,900(c,d)    1,805,238
Global TeleSystems Group
   7.25% Cm Cv                                135,000         1,400,625
Intermedia Communications
   7.00% Cm Cv Series F                       228,000         5,215,500
Total preferred stocks
(Cost: $22,606,404)                                         $15,258,663

Bond (0.1%)
                                     Coupon         Principal         Value(a)
Issuer                                 rate            amount
NTL
   Cv Sub Nts
     12-15-09                         5.75%        $2,300,000(d)    $1,542,886
Total bond
(Cost: $2,427,969)                                                  $1,542,886

Short-term securities (0.3%)
                                        Annualized      Amount       Value(a)
                                     yield on date  payable at
Issuer                                 of purchase    maturity
U.S. government agencies
Federal Home Loan Bank Disc Nts
   10-11-00                                   6.40%   $700,000       $698,460
   10-13-00                                   6.43     300,000        299,252
   11-17-00                                   6.45   2,700,000      2,676,516
Federal Home Loan Mtge Corp Disc Nts
   10-10-00                                   6.42     200,000        199,609
   10-31-00                                   6.46   1,000,000        994,293
   11-07-00                                   6.45     500,000        496,528
Federal Natl Mtge Assn Disc Nt
   10-16-00                                   6.42     200,000        199,396
Total short-term securities
(Cost: $5,565,100)                                                 $5,564,054
Total investments in securities
(Cost: $1,853,087,257)(g)                                      $2,097,892,521
See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Non-income producing.
(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 2000, the value of foreign securities represented 2.49% of net assets.
(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.
(e) Security is partially or fully on loan. See Note 4 to the financial statements.
(f) PRIDES (Preferred Redeemable Increased Dividend Equity Securities) are structured as convertible preferred securities. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. PRIDES pay dividends, have voting rights, are noncallable for three years and upon maturity, convert into shares of common stock.
(g) At Sept. 30, 2000, the cost of securities for federal income tax purposes was approximately $1,853,087,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $408,506,000
      Unrealized depreciation                                      (163,700,000)
                                                                   ------------
      Net unrealized appreciation                                  $244,806,000
                                                                   ------------

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AMERICAN EXPRESS
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Distributed by American Express Financial Advisors Inc. Member NASD.
American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.